UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange

Act of 1934

Date of Report (Date of earliest event reported):  February 09, 2021

000-55854

(Commission File Number)

PETROGRESS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	27-2019626
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1, Akti Xaveriou – 5th floor

Piraeus 18538 - Greece

  (Address of Principal Executive Office & zip code)

+30 (210) 4599741

  (Registrant’s telephone number, including area code)

NONE

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On February 8, 2021, Petronav Carriers LLC., a wholly-owned subsidiary of Petrogress Inc., reached a Memorandum of Understanding (MOU) with EDT OFFSHORE AGENCY SERVICES LTD. (“EDT”) a copy of which is attached to this Form 8-K as Exhibit 99.

EDT Offshore, is a world class offshore maritime company that provides Ship-to-Ship transfer and leading service provider in oil and gas exploration and production company that operates a fleet of specialized support vessels from its main facilities in Cyprus and Egypt.

Item 9.01 -- Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	PETRONAV CARRIERS LLC. (“PCL”), has reached a Memorandum of Understanding (MOU) with EDT OFFSHORE AGENCY SERVICES LTD. (“EDT”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 9, 2021

PETROGRESS, INC.

 /s/ Christos Traios

Christos Traios, President and CEO

EXHIBIT INDEX

Exhibit	Description

99.1	Press release announcing the lease of third gas station in Southern Greece.